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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           Reported): October 16, 2001


              Credit Suisse First Boston Mortgage Securities Corp.
                            CSFB ABS Trust 2001-HE22


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
           Delaware                 333-49820                   13-3320910
(State or Other Jurisdiction of    (Commission     (I.R.S. Employer Identification No.)
        Incorporation)             File Number)
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                                11 Madison Avenue
                            New York, New York 10010
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (212) 325-2000
                                                           ----- --------



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Item 5.  Other Events.

Filing of Computational Materials

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K/a (the "Form 8-K/a"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Credit Suisse First Boston Mortgage Securities Corp. CSFB ABS Trust 2001-HE22.

         In connection with the offering of the Credit Suisse First Boston Mortgage Securities Corp., CSFB ABS Trust 2001-HE22, Credit Suisse First Boston Corporation ("CSFB"), as underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K/a, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 hereto are filed on Form SE dated October 17, 2001.



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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1   Computational Materials filed on Form SE dated October 17, 2001.



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                                   SIGNATURES


         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 17, 2001.

                                             CREDIT SUISSE FIRST BOSTON MORTGAGE
                                             SECURITIES CORP.



                                             By: /s/ Helaine Hebble
                                                -----------------------------
                                                  Name: Helaine Hebble
                                                  Title: Vice President



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Exhibit Index
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Exhibit                                                                              Page
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99.1         Computational Materials filed on Form SE dated October 17, 2001.
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